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                                                                   Exhibit 10.10


                       CAPITAL ONE FINANCIAL CORPORATION

              FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT BETWEEN
         CAPITAL ONE FINANCIAL CORPORATION AND [                    ]

________________________________________________________________________________


     This Amendment of Agreement is by and between Capital One Financial
Corporation (the "Company") and [                  ] (the "Executive") dated as
of [               ].

     WHEREAS, the Company entered into an Employment Agreement with the
Executive dated as of [                     ] (the "Agreement"), providing the
Executive with compensation and benefit arrangements upon a Change of Control (as defined therein);

     WHEREAS, the Company and the Executive have as of the date of this Amendment of Agreement (the "Amendment") entered into a Nonstatutory Stock Option Agreement (the "Stock Option Agreement"); and

     WHEREAS, the Company and the Executive now wish to amend the Agreement, as provided in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the Company and the Executive agree that the Agreement shall
be modified as follows, effective as of [                      ]:

     1. The first sentence of Section 9 (e) of the Agreement is amended to read in its entirety as follows:

               Payments or distributions by the Company to or for the benefit of the Executive pursuant to any "incentive stock options" (within the meaning of Section 422 of the Code) granted to the Executive prior to September 16, 1995 shall be "Excluded Payments."

     2. The amendment to the Agreement set forth in paragraph 1 of this Amendment, is subject to Shareholder Approval as defined in the Stock Option Agreement. If Shareholder Approval is not obtained, (i) this Amendment and the amendment set forth in this Amendment shall be null and void; and (ii) the Company and the Executive shall be bound by the terms of the Agreement as in effect immediately before the execution of this Amendment.
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     IN WITNESS WHEREOF, the Company and the Executive have executed this
Amendment as of the date first written above.


                                    CAPITAL ONE FINANCIAL CORPORATION


                                    By:__________________________
                                        John G. Finneran, Jr.
                                        Senior Vice President and
                                          General Counsel



                                    By:__________________________
                                    Name:________________________
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                       Capital One Financial Corporation
                      ----------------------------------
                  First Amendment to the Employment Agreement
                  -------------------------------------------


Each of the following executive officers of Capital One Financial Corporation has entered into the First Amendment to Change of Control Employment Agreement in the form filed herewith:

Marjorie M. Connelly
Matthew J. Cooper
James P. Donehey
Dennis H. Liberson
William J. McDonald
Peter Schnall
David M. Willey